LONG TERM DEBT - Future debt maturities (Details) - New Dragonfly - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021
Future debt maturities
2022	$ 1,875
2023	22,500	$ 1,875
2024	20,625	22,500
Total	45,000	45,000
Less: Unamortized debt issuance costs, noncurrent	(4,289)
Total debt	40,711	38,928
Less: current portion of debt, net of debt discount	(16,529)	(1,875)
Total long-term debt	$ 24,182	$ 37,053